             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
             Securities and Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Preliminary Additional Materials
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6 (e) (2) )
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.149-11 ( c) or Section 240.14

      Morgan Stanley Income Builder Fund
      Morgan Stanley Intermediate Income Securities
      Morgan Stanley U.S. Government Securities Trust


      ------------------------------------------------
      (Name of Registrant as Specified in its Charter)


                    LouAnne D. McInnis
      ------------------------------------------------
      (Name of Person(s) Filing Proxy Statement)


      Payment of Filing Fee (check the appropriate box):


[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


      Set forth the amount on which the filing fee is calculated and state how it was determined.

4)    Proposed maximum aggregate value of transaction:

5)    Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                      MORGAN STANLEY INCOME BUILDER FUND
                 MORGAN STANLEY INTERMEDIATE INCOME SECURITIES
                 MORGAN STANLEY U.S GOVERNMENT SECURITIES TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 2003

     Special Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY INCOME BUILDER FUND, MORGAN STANLEY INTERMEDIATE INCOME SECURITIES and MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST, (individually, a "Fund" and, collectively, the "Funds"), three unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Room 209 at 1221 Avenue of the Americas, New York, New York 10020, on April 22, 2003 at 9:00 a.m., New York City time, for the following purposes:

          1. For each Fund to approve or disapprove amendments to each Fund's respective Investment Restrictions to enable the Fund to invest in financial futures contracts and related options thereon; and

          2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on January 28, 2003 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement), you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.


                                                        BARRY FINK
                                                        Secretary
March 3, 2003

--------------------------------------------------------------------------------
                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                       MORGAN STANLEY INCOME BUILDER FUND
                  MORGAN STANLEY INTERMEDIATE INCOME SECURITIES
                 MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                              --------------------
                              JOINT PROXY STATEMENT
                              --------------------

                        SPECIAL MEETINGS OF SHAREHOLDERS

                                 APRIL 22, 2003

     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY INCOME BUILDER FUND, MORGAN STANLEY INTERMEDIATE INCOME SECURITIES and MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST (individually, a "Fund" and, collectively, the "Funds") for use at the Special Meetings of Shareholders of the Funds to be held jointly on April 22, 2003 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 7, 2003.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposal 1 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of each Fund as of the close of business on January 28, 2003, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On January 28, 2003, there were 17,780,564.286 shares of beneficial interest of Morgan Stanley Income Builder Fund, 13,457,863.405 shares of beneficial interest of Morgan Stanley Intermediate Income Securities and 537,487,502.575 shares of beneficial interest of Morgan Stanley U.S. Government Securities Trust outstanding, all with $0.01 par value. The following persons were known to own as much as 5% of the outstanding shares of a class of the Funds on that date: Morgan Stanley Income Builder Fund: Class A -- Edwin A. Gallun c/o Metalcraft of Mayville, Inc. -- 11.81% (25,380.711 shares); Jean J. Cone TTEE, Wade M. Cone and Jean J. Cone Family TR -- 7.51% (16,131.924 shares); MSDW Inc. Cust for Annette R. Poole IRA Rollver -- 5.78% (12,408.088 shares). Morgan Stanley Intermediate Income Securities: Class A -- State Street BK FBO, ADP/Morgan Stanley Alliance -- 18.58% (129,066.194 shares); Robert J. Gullivar & Heather J. Gullivar Jt Ten -- 6.03% (41,884.817 shares); FIIOC FBO Syracuse Orthopedic Specialists PC Retirement Incentive Savings Plan -- 5.97% (41,453.659 shares); Kristin Olson Jensen -- 5.12% (35,595.043 shares); Class D -- Optimized Investment Strategies LP, Murray Kornhauser GP -- 6.25% (64,475.623 shares). Morgan Stanley U.S. Government Securities Trust: Class A -- State Street Bank and Trust Co. FBO ADP/Morgan Stanley Alliance -- 57.22% (14,362,332.976 shares); Class D -- Commonwealth of Pennsylvania, Pennsylvania Treasury

Department -- 8.65% (2,790,178.571 shares); Commonwealth of Pennsylvania, State Treasurer #99, Commonwealth of North STS -- Finance -- 8.25% (2,659,574.467 shares). The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The costs of preparing and mailing this Proxy Statement are expected to approximate $18,000, for Morgan Stanley Income Builder Fund, $12,000, for Morgan Stanley Intermediate Income Securities and $300,000, for Morgan Stanley U.S. Government Securities Trust. The costs of printing the Proxy Statement are allocated among the three Funds based upon the number of shareholder accounts, and the costs of mailing the Proxy Statement for each Fund are based on the number of shareholder accounts for each Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Fund may employ Alamo Direct Mail Services Inc. ("Alamo") as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund.

     In the event it appears that the required number of votes to achieve quorum is not received, each Fund may utilize D.F. King & Co., Inc. ("D.F. King"), as proxy solicitor, to obtain the necessary votes to achieve quorum at a cost of approximately $3,000 to each Fund plus expenses as outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, D.F. King, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses would include $6.00 per telephone vote transacted, $3.25 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by each respective Fund. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact.

                 APPROVAL OR DISAPPROVAL OF AMENDMENTS TO THE
        INVESTMENT RESTRICTIONS OF MORGAN STANLEY INCOME BUILDER FUND,
               MORGAN STANLEY INTERMEDIATE INCOME SECURITIES AND
                MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

     Each Fund has certain investment restrictions which are set forth in the respective Fund's Prospectus and/or Statement of Additional Information which are fundamental policies of the Fund. Under the Investment Company Act of 1940, as amended ("the 1940 Act"), a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Such a majority is defined as the lesser of
(a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     On January 28, 2003, the Board of Trustees of each Fund unanimously approved a recommendation by the Investment Manager that each Fund seek authorization from their shareholders to amend their respective investment restrictions to permit the Funds to invest in financial futures contracts and related options thereon. The Investment Manager has proposed the amendments to each Fund's investment restrictions in order to increase its flexibility in the management of each Fund's portfolio. The Investment Manager believes that, consistent with each Fund's investment objectives, the use of futures and related options may enable the Investment Manager to hedge the interest rate risks of the Funds' portfolios and possibly increase the yield of the Funds' shares and, in the case of Morgan Stanley Income Builder Fund, to facilitate trading, to increase or decrease the Fund's market exposure or to hedge against a decline or increase in the prices of securities that the Fund may purchase. If amended as proposed, the respective investment restrictions would read as follows (the changes are italicized):

     FOR MORGAN STANLEY INCOME BUILDER FUND

     "The Fund may not:

     7.   Purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options. . . .

     12. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money; (c) purchasing any securities on a when-issued or delayed delivery basis; (d) lending portfolio securities; or (e) purchasing or selling any financial futures contracts and related options...

     15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin."

     FOR MORGAN STANLEY INTERMEDIATE INCOME SECURITIES

     "The Fund may not:

     12. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restriction
          (6) above [borrowing], or by purchasing or selling financial futures contracts and related options....

     15. Purchase or sell commodities or commodities futures contracts, except that the Fund may purchase or sell financial futures contracts and related options...

     16. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities; the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin."

     FOR MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

     "The Fund may not:

     1. Purchase any securities other than obligations issued or guaranteed by the United States Government, except that the Fund may purchase and sell financial futures contracts and related options with respect to such securities. Obligations issued or guaranteed by the United States Government are backed by the full faith and credit of the United States and there is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of such obligations. . . .

     4. Sell securities short or purchase securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have a senior security by reason of (a) borrowing money in accordance with restriction (2) described above [borrowing], or (b) by purchasing securities on a when-issued or delayed delivery basis or purchasing or selling securities on a forward commitment basis; or (c) purchasing or selling any financial futures contracts and related options."

FUTURES CONTRACTS AND OPTIONS ON FUTURES

     If the shareholders approve the amendments to the investment restrictions, each Fund would be able to invest in financial futures contracts ("futures contracts") and related options thereon as described below. For example, a particular Fund may sell a futures contract or purchase a put option on such futures contract if the Investment Manager anticipates interest rates to rise or as a hedge against a decrease in the value of each Fund's fixed-income portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Fund intends to purchase. In the case of Morgan Stanley Intermediate Income Securities and Morgan Stanley U.S. Government Securities Trust, futures contracts and related options thereon will be used primarily as a hedge against anticipated interest rate changes. Morgan Stanley Income Builder Fund will use futures contracts and options thereon primarily to lock in a price at which the Fund may purchase or sell a security or to protect against declines in the value of the Fund's portfolio securities or against increases in the prices of securities that the Fund may purchase.

     A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an off-setting purchase or sale transaction. An off-setting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the off-setting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the off-setting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the off-setting sale price exceeds the purchase price, the Fund realizes a gain, and if the off-setting sale price is less than the purchase price, the Fund realizes a loss.

     If any Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities (and thereby the futures contract prices) subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Funds' portfolio securities. Also, the prices of futures contracts may not move in tandem with the changes in prevailing interest rates or market movements against which the Funds seek a hedge.

     Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if any of the Funds sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale; however, the loss may be offset by an increase in the value of the underlying securities.

     Options on futures contracts involves purchasing and writing call and put options on futures contracts and entering into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     In addition to the risks described below which apply to all options transactions, there are several special risks relating to options on futures, in particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     If the Funds are permitted to invest in futures contracts and related options thereon, they may not, however, enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of each Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of each Fund's net assets which may be subject to a hedge position.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Funds may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Funds to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Funds have insufficient cash, they may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts they hold at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the respective Fund's ability to effectively hedge its portfolio. When required by law, the Funds will cover certain futures positions and options thereon either through the maintenance of segregated accounts or other permissible means.

     In considering whether to recommend the adoption of the proposed amendments, the Board of Trustees took cognizance of each Fund's primary investment objective to provide either a high level of current income (Morgan Stanley Intermediate Income Securities and Morgan Stanley U.S. Government Securities Trust) or reasonable income (Morgan Stanley Income Builder Fund) for distribution to shareholders as is consistent with prudent investment risk and determined that the increased portfolio management flexibility in terms of hedging and managing interest rate risk resulting from the adoption of these amendments would be beneficial to each Fund in attempting to realize its investment objective. The Trustees also noted that other registered investment companies with similar investment objectives and policies managed by the Funds' Investment Manager have the ability to invest in futures contracts and options thereon and determined that these investment techniques should also be made available to the Funds. After evaluating all factors considered relevant to the matter, including the risks and costs associated with the use of futures and options thereon, the Board of Trustees unanimously concluded that the adoption of the amendments would be in the best interest of each Fund and its shareholders.

     A majority of the outstanding voting securities of each Fund is required in order to approve the amendments to the Fund's investment restrictions. Such a majority is defined as the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSED AMENDMENTS TO EACH FUND'S INVESTMENT RESTRICTIONS.

THE INVESTMENT MANAGER

     Morgan Stanley Investment Advisors currently serves as each Fund's investment manager or investment advisor pursuant to an investment management agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     The Funds do not hold regular shareholders' meetings. Proposals of Shareholders of any Fund intended to be presented at a future meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials to be sent in connection with that meeting in order to be included in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT, AND FOR MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PREVIOUSLY HAS BEEN SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NJ 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or

Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                    By Order of the Boards of Trustees/Directors

                                                    BARRY FINK
                                                    Secretary

                                MORGAN STANLEY
                        U.S. GOVERNMENT SECURITIES TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Morgan Stanley U.S. Government Securities Trust on April 22, 2003, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 3, 2003 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                       PLEASE MARK VOTES AS
                                                       IN THE EXAMPLE USING  [X]
                                                       BLACK OR BLUE INK

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                          FOR  AGAINST  ABSTAIN

1. Approval of Amendments to the Fund's   [ ]    [ ]      [ ]
   Investment Restrictions to permit the use of futures contracts and related options


Please make sure to sign and date this Proxy using black or blue ink.


Date
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  |   |    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    |    |


                                MORGAN STANLEY
                        U.S. GOVERNMENT SECURITIES TRUST

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX00123

                                MORGAN STANLEY
                              INCOME BUILDER FUND

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Morgan Stanley Income Builder Fund on April 22, 2003, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated March 3, 2003 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                     PLEASE MARK VOTES AS TO
                                                     IN THE EXAMPLE USING    [X]
                                                     BLACK OR BLUE INK

VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                            FOR    AGAINST    ABSTAIN

1. Approval of Amendments to the Fund's     [ ]      [ ]        [ ]
   Investment Restrictions to permit the use of futures contracts and related options.

Please make sure to sign and date this Proxy using black or blue ink.


Date
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  |   |    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    |    |

                                MORGAN STANLEY
                              INCOME BUILDER FUND

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX00116

                                MORGAN STANLEY
                         INTERMEDIATE INCOME SECURITIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Intermediate Income Securities on April 22, 2003, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated March 3, 2003 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                     PLEASE MARK VOTES AS TO
                                                     IN THE EXAMPLE USING    [X]
                                                     BLACK OR BLUE INK

VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                            FOR    AGAINST    ABSTAIN

1. Approval of Amendments to the Fund's     [ ]      [ ]        [ ]
   Investment Restrictions to permit the use of futures contracts and related options.

Please make sure to sign and date this Proxy using black or blue ink.

Date
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  |   |    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    |    |

                                MORGAN STANLEY
                        INTERMEDIATE INCOME SECURITIES

--------------------------------------------------------------------------------
                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX00118

--------------------------------------------------------------------------------
MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Vote Your Proxy Here" link on the website https://vote.proxy-direct.com.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-597-7836.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

--------------------------------------------------------------------------------